January 31, 2001

Western Power & Equipment Corp.

      Re: Termination Agreement

Gentlemen:

      Reference is made to the Termination Agreement (the "Termination Agreement") dated January 10, 2001 between e-Mobile, Inc. ("e-Mobile") and Western Power & Equipment Corp. ("WPEC").

      For good and valuable consideration, the parties agree as follows:

      1.    Section 6 of the Termination Agreement is hereby deleted.

      2. e-Mobile agrees to issue to WPEC an aggregate of 1,400,000 shares of common stock of e-Mobile.

      This agreement sets forth all understandings of the parties with respect to the subject matter hereof and may not be changed or terminated orally.

      If this letter accurately reflects our agreement, please sign where indicated below and return to me by fax.

                                          Sincerely,

                                          E-MOBILE, INC.


                                          /s/ Nechemia Davidson

                                          Nechemia Davidson

AGREED AND APPROVED:

WESTERN POWER & EQUIPMENT CORP.


By: /s/ Robert Rubin
Title: Director